UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

110 East 59th Street New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, Royalty Pharma plc (the “Company”) issued a presentation to provide a corporate update in conjunction with its participation at the 43rd Annual J.P. Morgan Healthcare Conference in San Francisco, CA (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

The information included under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this document unless stated otherwise, and neither the delivery of this document at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of Royalty Pharma’s strategies, financing plans, growth opportunities, market growth, and plans for capital deployment, plus the benefits of the Transaction (as defined in the Current Report on Form 8-K filed with the SEC on January 10, 2025), including cash savings, enhanced alignment with shareholders, increased investment returns, expectations regarding management continuity, transparency and governance, and the benefits of simplification to its structure. In some cases, you can identify such forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the company. However, these forward-looking statements are not a guarantee of Royalty Pharma’s performance, and you should not place undue reliance on such statements, including because the Transaction is subject to shareholder approval. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of Royalty Pharma’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. Royalty Pharma does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. For further information, please reference Royalty Pharma’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the Transaction, Royalty Pharma will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the shareholders of Royalty Pharma seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING ROYALTY PHARMA, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1802768&owner=exclude. Copies of documents filed with the SEC by Royalty Pharma will be made available free of charge by accessing its website at https://www.royaltypharma.com/investors/ or by contacting Royalty Pharma via email by sending a message to ir@royaltypharma.com.

Participants in the Solicitation

Royalty Pharma and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Royalty Pharma in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Royalty Pharma and other persons who may be deemed to be participants in the solicitation of shareholders of Royalty Pharma in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of Royalty Pharma and their ownership of Royalty Pharma common shares is also set forth in Royalty Pharma’s definitive proxy statement in connection with its 2024 Annual General Meeting of Shareholders, as filed with the SEC on April 25, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000114036124022029/ny20020881x1_def14a.htm) and in Royalty Pharma’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000180276824000012/rprx-20231231.htm). Information about the directors and executive officers of Royalty Pharma, their ownership of the Royalty Pharma common shares, and Royalty Pharma’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners,” and “Certain Relationships and Related Party Transactions” included in Royalty Pharma’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 15, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000180276824000012/rprx-20231231.htm), and in the sections entitled “Certain Relationships and Related Party Transactions,” and “Security Ownership of Certain Beneficial Owners,” included in the Company’s definitive proxy statement in connection with its 2024 Annual General Meeting of Shareholders, as filed with the SEC on April 25, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000114036124022029/ny20020881x1_def14a.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYALTY PHARMA PLC

Date: January 13, 2025	By:	/s/ Terrance Coyne
Terrance Coyne
Chief Financial Officer